                                                                    EXHIBIT 23.4


                                  [LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2002 relating to the financial statements of the Brethine Product Line of Novartis Pharmaceuticals Corporation, which appears in aaiPharma Inc.'s Current Report on Form 8-K dated August 17, 2001.


/s/ Pricewaterhouse Coopers LLP
-------------------------------
Pricewaterhouse Coopers LLP


Florham Park, New Jersey
May 22, 2002